Exhibit 10a

FPS-1 SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 15th day of April, 1996, by and between COVE POINT LNG LIMITED PARTNERSHIP ("Operator") and ATLANTA GAS LIGHT COMPANY ("Buyer").

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Operator shall perform and Buyer shall receive service in accordance with the provisions of the effective Rate Schedule FPS-1, the applicable General Terms and Conditions of Operator's FERC Gas Tariff, First Revised Volume No. 1, on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission and the terms and conditions of this Service Agreement including Appendices A and B. The maximum obligation of Operator to provide FPS-1 service to or for Buyer is specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Operator. Service hereunder shall be provided subject to the provisions of Subpart G of Part 284 of the Commission's regulations.

Section 2. Term. Service under this Agreement shall commence as of April 16, 1996, and, subject to the provisions of Appendix A hereto, shall continue in full force and effect for a term of five (5) Contract Years ending April 15, 2001. Pre-granted abandonment shall apply upon termination of this Agreement.

Section 3. Rates. Unless otherwise agreed to by the parties in writing, and subject to Appendix B attached hereto, Buyer shall pay Operator the maximum charges and furnish Retainage as set forth in the above-referenced Rate Schedule and Tariff.

Section 4. Notices. Notices to Operator under this Agreement shall be addressed to it at 20 Montchanin Road, Wilmington, Delaware 19807, and notices to Buyer shall be addressed to it at 303 Peachtree Street, N.E., Atlanta, Georgia 30308-3249, Attention: Director, Gas Supply, until changed by either party by written notice.

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements:
N/A.


ATLANTA GAS LIGHT COMPANY                    COVE POINT LNG LIMITED
                                             PARTNERSHIP

By    /s/ Stephen J. Gunther            By    /s/ John Hritcko, Jr.
Title     Vice President                Title     Director Marketing and
                                                  Regulatory Affairs
Date      May 7, 1996                   Date      April 22, 1996

Appendix A
to
FPS-1 Service Agreement
between
COVE POINT LNG LIMITED PARTNERSHIP (Operator) and
ATLANTA GAS LIGHT COMPANY (Buyer)

QUANTITY:  Maximum Contract Peaking Quantity: 1,000,000 Dth (MCPQ)

           Maximum Daily Peaking Quantity:  100,000 Dth (MDPQ)

Receipt Points/Delivery Points:

Primary Receipt Points for Natural Gas:

Measuring Station Name                Maximum Daily Quantity (Dth/day)
- ----------------------                --------------------------------
Cove Point LNG Loudoun                As established pursuant to Section
Station/Columbia Gas Transmission     5(a) of Rate Schedule FPS-1 or as
Corporation                           otherwise mutually agreed upon
                                      by Operator and Buyer

Primary Delivery Points for Natural Gas:

Measuring Station Name                Maximum Daily Quantity (Dth/day)
- ----------------------                --------------------------------
Cove Point LNG Loudoun Station        100,000 Dth/day
Centerville/Washington Gas Company
and/or White Plains/Washington Gas
Company

The Master List of interconnects as defined in the General Terms and Conditions of Operator's Tariff is incorporated herein by reference for purposes of listing valid secondary receipt points and delivery points.

Other Terms and Conditions

A. Buyer's obligation to purchase service under this agreement is contingent upon Buyer obtaining pipeline transportation to and from the Cove Point pipeline that is acceptable to Buyer in its sole discretion. Buyer shall not be required during the initial Injection Season of this contract to commence deliveries of natural gas to Operator prior to May 15, 1996. If Buyer provides notice to Operator that it has not obtained acceptable transportation by May 16, 1996, then this Agreement shall be terminated effective immediately and Operator shall refund to Buyer any charges collected from Buyer since the initiation of service. Unless such notice to terminate is received by May 16, 1996, the Agreement shall remain in full force and effect.

B. If during the first Contract Year of this Agreement, the Georgia Public Service Commission (GPSC) issues a final order in buyer's Annual Gas
   Supply Review that finds Buyer's aggregate storage quantities to be excessive when compared to the peaking requirements necessary to serve Buyer's firm loads attached to its system, Buyer may reduce its MCPQ and MDPQ under this Agreement by the amount ordered by the GPSC. Such reduction shall become effective thirty (30) days after the effective date of such GPSC order, reducing Buyer's storage quantities. Buyer shall provide Operator a copy of such order within ten (10) days of issuance by the GPSC. In the event of a reduction, Operator shall, at Buyer's option, during the thirty (30) days subsequent to the effective date of the reduction either (i) assist and cooperate fully with Buyer in arranging for the disposition of any inventory in storage in excess of the new MCPQ, or
   (ii) purchase any such excess inventory in storage at the average of the high and low index price (expressed in $/MMBtu) as published in Gas
   Daily's Daily Price Survey for Appalachia, "Columbia, App." on the date of the purchase, with payment to Buyer to be made within 45 days.

C. Buyer may terminate this Agreement effective as of the end of the first Contract Year (April 15, 1997) by providing Notice to Operator of Buyer's election to terminate no later than ninety (90) days prior to April 15,1997.

Service changes pursuant to this Appendix A shall commence as of April 16, 1996.

ATLANTA GAS LIGHT COMPANY                    COVE POINT LNG LIMITED
                                             PARTNERSHIP

By    /s/ Stephen J. Gunther            By    /s/ John Hritcko, Jr.
Title     Vice President                Title     Director Marketing and
                                                  Regulatory Affairs
Date      May 7, 1996                   Date      April 22, 1996

Appendix A
to
FPS-1 Service Agreement
between
COVE POINT LNG LIMITED PARTNERSHIP (Operator) and
ATLANTA GAS LIGHT COMPANY (Buyer)

QUANTITY:  Maximum Contract Peaking Quantity: 690,000 Dth (MCPQ)

           Maximum Daily Peaking Quantity:  69,000 Dth (MDPQ)

Receipt Points/Delivery Points:

Primary Receipt Points for Natural Gas:

Measuring Station Name                Maximum Daily Quantity (Dth/day)
- ----------------------                --------------------------------
Cove Point LNG Loudoun                As established pursuant to Section
Station/Columbia Gas Transmission     5(a) of Rate Schedule FPS-1 or as
Corporation                           otherwise mutually agreed upon
                                      by Operator and Buyer

Primary Delivery Points for Natural Gas:

Measuring Station Name                Maximum Daily Quantity (Dth/day)
- ----------------------                --------------------------------
Cove Point LNG Loudoun Station,       69,000 Dth/day
Centerville/Washington Gas Company
and/or White Plains/Washington Gas
Company

The Master List of interconnects as defined in the General Terms and Conditions of Operator's Tariff is incorporated herein by reference for purposes of listing valid secondary receipt points and delivery points.

Other Terms and Conditions

A. If during the first Contract Year of this Agreement, the Georgia Public Service Commission (GPSC) issues a final order in Buyer's Annual Gas

   Supply Review that finds Buyer's aggregate storage quantities to be excessive when compared to the peaking requirements necessary to serve Buyer's firm loads attached to its system, Buyer may reduce its MCPQ and MDPQ under this Agreement by the amount ordered by the GPSC. Such reduction shall become effective thirty (30) days after the effective date of such GPSC order, reducing Buyer's storage quantities. Buyer shall provide Operator a copy of such order within ten (10) days of issuance by the GPSC. In the event of a reduction, Operator shall, at Buyer's option, during the thirty (30) days subsequent to the effective date of the reduction either (i) assist and cooperate fully with Buyer in arranging for the disposition of any inventory in storage in excess of the new MCPQ, or (ii) purchase any such excess inventory in storage at the average of the high and low index price (expressed in $/MMBtu) as published in Gas Daily's Daily Price Survey for Appalachia, "Columbia, App." on the date of the purchase, with payment to Buyer to be made within 45 days.

B. Buyer may terminate this Agreement effective as of the end of the first Contract Year (April 15, 1997) by providing Notice to Operator of Buyer's election to terminate no later than ninety (90) days prior to April 15, 1997.

This Appendix A shall become effective as of July 1, 1996, and shall cancel and supersede the previous Appendix A to the Service Agreement dated April 15, 1996. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.


ATLANTA GAS LIGHT COMPANY                    COVE POINT LNG LIMITED
                                             PARTNERSHIP

By    /s/ Stephen J. Gunther            By    /s/ John Hritcko, Jr.
Title     Vice President                Title     Director Marketing and
                                                  Regulatory Affairs
Date      July 9, 1996                  Date     July 3, 1996

Appendix B
to
FPS-1 Service Agreement
Between COVE POINT LNG LIMITED PARTNERSHIP (Operator) and ATLANTA GAS LIGHT COMPANY (Buyer)


Rates and Charges:

Throughout the term of this Agreement, the monthly reservation charge assessed and collected by Operator shall be the lower of the applicable Maximum Reservation Charge on file with the Commission or the following:

Time Period                         Reservation Charge per Dth of
                                    Maximum Daily Peaking Quantity
April 16, 1996-April 15, 1997       $4.00
April 16, 1997-April 15, 1998       $4.10
April 16, 1998-April 15, 1999       $4.15
April 16, 1999-April 15, 1900       $4.20
April 16, 2000-April 15, 2001       $4.25

Except as provided above, Buyer shall pay Operator all maximum charges and furnish Retainage as set forth in Operator's Rate Schedule FPS-1 and Tariff, such changes being: (i) the maximum commodity charge of $0.0009 per Dth of gas delivered to Buyer; and (ii) the maximum retainage charge of 20.5% of the quantity of natural gas received for storage.

In the event that the Commission, or such other entity as may have jurisdiction over this Agreement, determines that the rates being offered by Operator to Buyer for the service provided hereunder are in any way discriminatory or otherwise improper, then Buyer, upon notification by Operator, shall have the option of electing either (i) continuing to receive service through the remaining term of this agreement; provided, however, that effective upon the next succeeding April 16 following such notification, Buyer shall pay Operator the maximum rates for the service provided hereunder as set forth in Operator's Rate Schedule FPS-1 and Tariff, or (ii) terminating this Agreement, such termination to be effective upon the conclusion of the then-current Contract Year.






















In the event Buyer chooses option (ii), the rates specified herein above for the applicable time period shall remain in effect until the termination of this Agreement. Buyer shall make its election within thirty (30) days after Notice is provided by Operator. If no election is made by Buyer within said thirty (30) days, then option (i) above shall be implemented.

This Appendix B shall become effective as of April 16, 1996, and shall cancel and supersede the previous Appendix B to the Service Agreement dated N/A. With the exception of this Appendix B, all other terms and conditions of said Service Agreement shall remain in full force and effect.


ATLANTA GAS LIGHT COMPANY                    COVE POINT LNG LIMITED
                                             PARTNERSHIP

By    /s/ Stephen J. Gunther            By    /s/ John Hritcko, Jr.
Title     Vice President                Title     Director Marketing and
                                                  Regulatory Affairs
Date      May 7, 1996                   Date      April 22, 1996